EXHIBIT 99.2
--------------------------------------------------------------------------------





                           (FELCOR LODGING TRUST LOGO)

                        FELCOR LODGING TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                    THREE AND SIX MONTHS ENDED JUNE 30, 2003






                         Date of Issuance July 30, 2003







           All dollar amounts shown in this report are in U.S. dollars unless otherwise noted. This Supplemental Information is neither an offer to sell nor a solicitation to buy any securities of FelCor.
  Any offers to sell or solicitations to buy any securities of FelCor shall be made by means of a prospectus.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------



                                TABLE OF CONTENTS





                                                                      PAGE
                                                                      ----
CORPORATE DATA
         About the Company                                              3
         Board of Directors and Executive Officers                      4
         Equity Research Coverage                                       5

FINANCIAL HIGHLIGHTS
         Supplemental Financial Data                                    6
         Consolidated Statements of Operations                          7
         Reconciliation of Net Income (Loss) to FFO                     8
         Reconciliation of FFO to EBITDA                                9
         Selected Operating Data                                       10
         Hotel Operating Expense Composition                           10
         Debt Summary                                                  11

PORTFOLIO DATA
         Portfolio Distribution                                        13
         Detailed Operating Statistics by Brand                        14
         Detailed Operating Statistics for FelCor's Top Markets        15
         Other Performance Statistics                                  16
         Hotel Portfolio Information                                   17
         Hotel Portfolio Listing                                       20




With the exception of historical information, the matters discussed in this news release include "forward looking statements" within the meaning of the federal securities laws. Forward looking statements are not guarantees of future performance. Numerous risks and uncertainties, and the occurrence of future events, may cause actual results to differ materially from those currently anticipated. General economic conditions, including the timing and magnitude of any recovery from the current soft economy, the impact of U.S. military involvement in the Middle East and elsewhere, future acts of terrorism, the impact on the travel industry of increased security precautions, the availability of capital, the ability to effect sales of non-strategic hotels at anticipated prices, and numerous other factors may affect future results, performance and achievements. Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------

                                 CORPORATE DATA

                                ABOUT THE COMPANY

In 1994, FelCor Lodging Trust Incorporated went public as a real estate investment trust (REIT) with six hotels and a market capitalization of $120 million. At July 30, 2003, FelCor was the nation's second largest lodging REIT and the largest owner of full service, all-suite hotels. FelCor's portfolio is comprised of 174 hotels, the operating revenues and expenses of which are reflected in FelCor's consolidated statements of operations because of our ownership of the operating lessees on these hotels. FelCor also owns 50 percent joint venture interests in the operating lessees of six hotels whose operations are accounted for using the equity method. FelCor owns 76 upscale, all-suite hotels, 83 hotels in the upscale or full service segments, and is the largest owner of Embassy Suites Hotels(R) and Doubletree Guest Suites(R) hotels. The Company's hotels are located in 35 states and Canada. FelCor had a market capitalization of approximately $2.9 billion at June 30, 2003.

                                    STRATEGY

FelCor's hotels are managed by strategic brand managers such as Hilton Hotels, InterContinental Hotels Group, and Starwood Hotels & Resorts. FelCor is competitively positioned to deliver superior stockholder returns through its strong management team, diversified upscale and full-service hotels, strategic brand manager alliances and value creation expertise.



                             STOCK AND DEBT RATINGS

                             Senior Unsecured Debt      Preferred Stock
Moody's                            B1                        B3
Standard & Poors                   B                         CCC+

                             STOCK EXCHANGE LISTING
                            Common Stock (NYSE: FCH)
      $1.95 Series A Cumulative Convertible Preferred Stock (NYSE: FCHPRA)
        9% Series B Cumulative Redeemable Preferred Stock (NYSE: FCHPRB)

                                 FISCAL YEAR END
                                   December 31

                               NUMBER OF EMPLOYEES
                                       65

                             CORPORATE HEADQUARTERS
                     545 E. John Carpenter Frwy., Suite 1300
                                Irving, TX 75062
                                 (972) 444-4900

  INVESTOR RELATIONS CONTACT                              MEDIA CONTACT
       Stephen A. Schafer                             Monica L. Hildebrand
Director of Investor Relations                  Vice President of Communications
         (972) 444-4912                                  (972) 444-4917

                               INFORMATION REQUEST
                             information@felcor.com

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------

                               BOARD OF DIRECTORS

                    Donald J. McNamara, Chairman of the Board
                         Principal, The Hampstead Group

                             Thomas J. Corcoran, Jr.
    President and Chief Executive Officer, FelCor Lodging Trust Incorporated

                             Melinda J. Bush, C.H.A.
             Chairman and Chief Executive Officer, HRW Holdings, LLC

                               Richard S. Ellwood
                      President, R.S. Ellwood and Co., Inc.

                               Richard O. Jacobson
             Chairman of the Board, Jacobson Warehouse Company, Inc.

                            Charles A. Ledsinger, Jr.
       President and Chief Executive Officer, Choice Hotels International

                               Robert H. Lutz, Jr.
                         President, RL Investments, Inc.

                               Robert A. Mathewson
                              President, RGC, Inc.

                                Richard C. North
             Chief Executive Officer, InterContinental Hotels Group

                                 Michael D. Rose
                     Chairman, Gaylord Entertainment Company

                               EXECUTIVE OFFICERS

         Thomas J. Corcoran, Jr., President and Chief Executive Officer

   Michael A. DeNicola, Executive Vice President and Chief Investment Officer

    Richard J. O'Brien, Executive Vice President and Chief Financial Officer

  Lawrence D. Robinson, Executive Vice President, General Counsel and Secretary

        Jack Eslick, Senior Vice President, Director of Asset Management

       Lester C. Johnson, Senior Vice President, Controller and Principal
                               Accounting Officer

  June C. McCutchen, Senior Vice President, Director of Design and Construction

   Larry J. Mundy, Senior Vice President, Director of Business Initiatives and
                            Assistant General Counsel

              Andrew J. Welch, Senior Vice President and Treasurer

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------

                            EQUITY RESEARCH COVERAGE




Firm                                                 Analyst                                     Telephone
----                                                 -------                                     ---------

A.G. Edwards & Sons                                  Art Havener                                 (314) 955-3588

Bear Stearns                                         John D. Mattesich                           (212) 272-4305

Credit Lyonnais                                      Bryan A. Maher                              (212) 408-5649

Deutsche Bank                                        Marc Falcone                                (212) 469-7417

Friedman, Billings, Ramsey                           David Loeb                                  (703) 469-1289

Green Street Advisors                                John Arabia                                 (949) 640-8780

JPMorgan Chase                                       Harry C. Curtis                             (212) 622-6610

Legg Mason                                           Rod F. Petrik                               (410) 454-4131

Lehman Brothers                                      Joyce R. Minor                              (212) 526-5132

Merrill Lynch                                        David W. Anders                             (212) 449-2739

Morgan Stanley                                       Todd Scott                                  (212) 761-8033

Prudential                                           James W. Sullivan                           (212) 778-2515

Smith Barney Citigroup                               Michael J. Rietbrock                        (212) 816-0215

UBS                                                  Keith A. Mills                              (212) 713-3098

Wachovia Securities                                  Jeffrey J. Donnelly                         (617) 603-4262

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------


                              FINANCIAL HIGHLIGHTS

                           SUPPLEMENTAL FINANCIAL DATA
      (IN THOUSANDS, EXCEPT PER SHARE INFORMATION, RATIOS AND PERCENTAGES)

                                                                     June 30, 2003          December 31, 2002
                                                                   ----------------         -----------------
ENTERPRISE VALUE
Common shares outstanding                                                    58,900                   58,767
Units not held by FelCor                                                      3,238                    3,290
                                                                   ----------------         ----------------
Combined shares and units                                                    62,138                   62,057
Common stock price at end of period                                $           7.85         $          11.44
                                                                   ----------------         ----------------
Common equity capitalization                                       $        487,783         $        709,932
                                                                   ----------------         ----------------
Series A convertible preferred stock outstanding                              5,980                    5,980
Series A stock price at end of period                              $          19.65         $          20.85
                                                                   ----------------         ----------------
                                                                   $        117,507         $        124,683
                                                                   ----------------         ----------------
Series B non-convertible preferred stock outstanding                          6,776                    6,776
Series B stock price at end of period                              $          22.08         $          24.60
                                                                   ----------------         ----------------
                                                                   $        149,614         $        166,689
Consolidated debt                                                         2,058,467                1,877,134
                                                                   ----------------         ----------------
     Total enterprise value                                        $      2,813,371         $      2,878,438
                                                                   ----------------         ================

DIVIDENDS PER SHARE
Common dividends declared, trailing 12 months                      $           0.30         $           0.60
Dividends declared (quarter ended):
     Common                                                        $             --         $           0.15
     Series A convertible preferred stock                                    0.4875                   0.4875
     Series B non-convertible preferred stock                                0.5625                   0.5625

SELECTED BALANCE SHEET DATA
Investment in hotels at cost(a)                                    $      4,719,100         $      4,661,520
Total cash and cash equivalents                                             182,669                   66,542
Total assets                                                              3,919,423                3,780,363
Total debt                                                                2,058,467                1,877,134
Total stockholders' equity                                                1,574,749                1,616,817
Total stockholders equity less preferred equity                           1,255,842                1,297,910
Book value per common share outstanding                                       21.32                    22.08

SELECTED RATIOS
Consolidated debt (net of cash) to trailing 12 month EBITDA                    7.1x                     5.9x
Total debt (net of cash) to trailing 12 month EBITDA                           7.5x                     6.4x
Total debt (net of cash) to investment in hotels, at cost                      42.1%                    41.8%
EBITDA to consolidated interest paid(b)                                        1.6x                     1.9x
EBITDA to total interest expense(c)                                            1.5x                     1.7x
Fixed charge coverage ratio(d)                                                 1.3x                     1.5x

(a) Investment in hotels at cost is defined as our pro rata share of consolidated investment in hotels before accumulated depreciation, plus our pro rata share of unconsolidated investment in hotels before accumulated depreciation.

(b) EBITDA to consolidated interest paid represents trailing 12 month consolidated EBITDA divided by trailing 12 month interest expense before capitalized interest and amortization of debt costs.

(c) EBITDA to total interest expense represents trailing 12 month consolidated EBITDA divided by trailing 12 month interest expense including the Company's pro rata share of unconsolidated interest expense.

(d) Fixed charges include preferred dividends, consolidated interest expense and interest expense from unconsolidated entities.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------


                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                      THREE MONTHS                    SIX MONTHS
                                                                     ENDED JUNE 30,                 ENDED JUNE 30,
                                                             ----------------------------    ----------------------------
                                                                 2003            2002            2003            2002
                                                             ------------    ------------    ------------    ------------
REVENUES:
   Hotel operating revenue:
     Room ................................................   $    257,397    $    275,768    $    499,124    $    531,707
     Food and beverage ...................................         52,758          56,278         100,561         106,844
     Other operating departments .........................         17,096          17,517          33,126          33,705
   Retail space rental and other revenue .................            236             428             637           1,098
                                                             ------------    ------------    ------------    ------------
         Total revenues ..................................        327,487         349,991         633,448         673,354
                                                             ------------    ------------    ------------    ------------

EXPENSES:
   Hotel departmental expenses:
     Room ................................................         66,554          67,658         129,596         130,468
     Food and beverage ...................................         41,041          42,018          79,847          81,875
     Other operating departments .........................          7,949           7,881          15,428          15,165
   Other property related costs ..........................         91,801          89,960         182,979         178,501
   Management and franchise fees .........................         16,646          18,017          32,893          33,605
   Taxes, insurance and lease expense ....................         33,554          33,697          65,979          68,172
   Corporate expenses ....................................          3,737           3,970           7,160           7,716
   Depreciation ..........................................         36,658          38,204          72,656          76,822
                                                             ------------    ------------    ------------    ------------
         Total operating expenses ........................        297,940         301,405         586,538         592,324
                                                             ------------    ------------    ------------    ------------

OPERATING INCOME .........................................         29,547          48,586          46,910          81,030
   Interest expense, net .................................        (41,251)        (41,555)        (81,504)        (82,751)
   Charge-off of debt related costs ......................         (2,527)             --          (1,574)             --
   Impairment loss .......................................         (7,824)             --          (7,824)             --
                                                             ------------    ------------    ------------    ------------

INCOME (LOSS) BEFORE EQUITY IN INCOME FROM
      UNCONSOLIDATED ENTITIES, MINORITY INTERESTS AND
      GAIN ON SALE OF ASSETS .............................        (22,055)          7,031         (43,992)         (1,721)
   Equity in income from unconsolidated entities .........            726           1,365             578           2,586
   Gain on sale of assets ................................            153           6,061             153           6,061
   Minority interests ....................................          1,785          (1,827)          2,912            (526)
                                                             ------------    ------------    ------------    ------------
INCOME (LOSS) FROM CONTINUING OPERATIONS .................        (19,391)         12,630         (40,349)          6,400
   Discontinued operations ...............................           (812)            372            (945)            456
                                                             ------------    ------------    ------------    ------------
NET INCOME (LOSS) ........................................        (20,203)         13,002         (41,294)          6,856
   Preferred dividends ...................................         (6,728)         (6,688)        (13,454)        (12,838)
                                                             ------------    ------------    ------------    ------------
NET INCOME (LOSS) APPLICABLE TO COMMON
   STOCKHOLDERS ..........................................   $    (26,931)   $      6,314    $    (54,748)   $     (5,982)
                                                             ============    ============    ============    ============

Basic per common share data:
   Net income (loss) from continuing operations ..........   $      (0.45)   $       0.11    $      (0.92)   $      (0.12)
                                                             ============    ============    ============    ============
   Net income (loss) .....................................   $      (0.46)   $       0.12    $      (0.93)   $      (0.11)
                                                             ============    ============    ============    ============
   Weighted average common shares outstanding ............         58,591          52,728          58,562          52,721
Diluted per common share data:
   Net income (loss) from continuing operations ..........   $      (0.45)   $       0.11    $      (0.92)   $      (0.12)
                                                             ============    ============    ============    ============
   Net income (loss) .....................................   $      (0.46)   $       0.12    $      (0.93)   $      (0.11)
                                                             ============    ============    ============    ============
   Weighted average common shares outstanding ............         58,591          53,093          58,562          52,721

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------


                   RECONCILIATION OF NET INCOME (LOSS) TO FFO
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                               THREE MONTHS ENDED JUNE 30,
                                                       ----------------------------------------------------------------------------
                                                                        2003                                   2002
                                                       ------------------------------------    ------------------------------------
                                                                                 PER SHARE                               PER SHARE
                                                         DOLLARS       SHARES      AMOUNT        DOLLARS       SHARES      AMOUNT
                                                       ----------    ----------  ----------    ----------    ----------  ----------

NET INCOME (LOSS) ..................................   $  (20,203)       58,591  $    (0.34)   $   13,002        52,728  $     0.25
   Depreciation from continuing operations .........       36,658            --        0.63        38,204            --        0.72
   Depreciation from unconsolidated entities and
      discontinued operations ......................        3,268            --        0.06         3,078            --        0.06
   (Gain) loss on sale of assets ...................          330            --        0.01        (5,861)           --       (0.11)
   Impairment loss .................................        7,824            --        0.13            --            --          --
   Preferred dividends .............................       (6,728)           --       (0.11)       (6,688)           --       (0.13)
   Minority interest in FelCor LP. .................       (1,493)        3,254       (0.06)        1,072         9,004       (0.10)
   Conversion of options and unvested
      restricted stock  ............................           --           309          --            --           365          --
                                                       ----------    ----------  ----------    ----------    ----------  ----------
FFO(a) .............................................   $   19,656        62,154  $     0.32    $   42,807        62,097  $     0.69
                                                       ==========    ==========  ==========    ==========    ==========  ==========

                                                                             SIX MONTHS ENDED JUNE 30,
                                                      -------------------------------------------------------------------------
                                                                      2003                                 2002
                                                      -----------------------------------   -----------------------------------
                                                                               PER SHARE                             PER SHARE
                                                        DOLLARS      SHARES      AMOUNT      DOLLARS       SHARES      AMOUNT
                                                      ----------   ----------  ----------   ----------   ----------  ----------
NET INCOME (LOSS) ..................................  $  (41,294)      58,562  $    (0.71)  $    6,856       52,721  $     0.13
   Depreciation from continuing operations .........      72,656           --        1.24       76,822           --        1.46
   Depreciation from unconsolidated entities and
      discontinued operations ......................       6,236           --        0.11        5,256           --        0.10
   (Gain) loss on sale of assets ...................         330           --        0.01       (5,861)          --       (0.11)
   Impairment loss .................................       7,824           --        0.13           --           --          --
   Preferred dividends .............................     (13,454)          --       (0.23)     (12,838)          --       (0.24)
   Minority interest in FelCor LP. .................      (3,050)       3,271       (0.08)      (1,015)       9,005       (0.23)
   Conversion of options and unvested
      restricted stock .............................          --          309          --           --          362          --
                                                      ----------   ----------  ----------   ----------   ----------  ----------
FFO(a) .............................................  $   29,248       62,142  $     0.47   $   69,220       62,088  $     1.11
                                                      ==========   ==========  ==========   ==========   ==========  ==========

(a) Included in FFO are charge-offs of debt related costs of $2.5 million for the quarter and $1.6 million for the six months, net of gains on the extinguishment of debt.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------


                         RECONCILIATION OF FFO TO EBITDA
                                 (in thousands)


                                                            THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                 JUNE 30,                        JUNE 30,
                                                       ----------------------------   ----------------------------
                                                           2003            2002           2003            2002
                                                       ------------    ------------   ------------    ------------
FFO ................................................   $     19,656    $     42,807   $     29,248    $     69,220
   Interest expense ................................         41,821          42,184         82,449          83,959
   Interest expense from unconsolidated entities ...          2,036           2,373          4,375           4,732
   Charge-off of line of credit costs ..............          2,834              --          2,834              --
   Gain on early extinguishment of debt ............           (307)             --         (1,260)             --
   Amortization expense ............................            564             526          1,080           1,035
   Preferred dividends .............................          6,728           6,688         13,454          12,838
                                                       ------------    ------------   ------------    ------------
EBITDA .............................................   $     73,332    $     94,578   $    132,180    $    171,784
                                                       ============    ============   ============    ============


         Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminish predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measurements of performance to be helpful in evaluating a real estate company's operations. We consider FFO and EBITDA to be key measures of a REIT's performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

         The White Paper on Funds From Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income or loss (computed in accordance with generally accepted accounting principles), excluding gains or losses from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. We believe that FFO and EBITDA are helpful to investors as a measure of the performance of an equity REIT. We compute FFO in accordance with standards established by NAREIT. This may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------


                             SELECTED OPERATING DATA
                             (DOLLARS IN THOUSANDS)

                                                                  THREE MONTHS                   SIX MONTHS
                                                                 ENDED JUNE 30,                ENDED JUNE 30,
                                                           -------------------------     -------------------------
                                                              2003           2002           2003           2002
                                                           ----------     ----------     ----------     ----------
Total revenue ..........................................   $  327,487     $  349,991     $  633,448     $  673,354
Retail space and other revenue .........................         (236)          (428)          (637)        (1,098)
                                                           ----------     ----------     ----------     ----------
Hotel revenue ..........................................      327,251        349,563        632,811        672,256
Hotel operating expenses ...............................     (223,991)      (225,534)      (440,743)      (439,614)
                                                           ----------     ----------     ----------     ----------
Hotel operating margin .................................   $  103,260     $  124,029     $  192,068     $  232,642
                                                           ==========     ==========     ==========     ==========
Operating margin .......................................         31.6%          35.5%          30.4%          34.6%

Corporate expenses .....................................   $    3,737     $    3,970     $    7,160     $    7,716
Corporate expenses as a percentage of total revenues ...          1.1%           1.1%           1.1%           1.1%


                       HOTEL OPERATING EXPENSE COMPOSITION
                             (DOLLARS IN THOUSANDS)

                                                                 THREE MONTHS ENDED JUNE 30,
                                                  -----------------------------------------------------
                                                            2003                         2002
                                                  ------------------------     ------------------------
Hotel departmental expenses:
   Room .......................................   $   66,554          29.7%    $   67,658          30.0%
   Food and beverage ..........................       41,041          18.3         42,018          18.6
   Other operating departments ................        7,949           3.5          7,881           3.5

Other property related costs:
   Administrative and general .................       29,959          13.4         31,508          14.0
   Marketing and advertising ..................       27,918          12.5         26,865          11.9
   Repairs and maintenance ....................       17,696           7.9         17,111           7.6
   Energy .....................................       16,228           7.3         14,476           6.4
                                                  ----------    ----------     ----------    ----------
     Total other property related costs .......       91,801          41.1         89,960          39.9
Management and franchise fees .................       16,646           7.4         18,017           8.0
                                                  ----------    ----------     ----------    ----------
Hotel operating expenses ......................   $  223,991         100.0%    $  225,534         100.0%
                                                  ==========    ==========     ==========    ==========

Supplemental information:

Compensation and benefits expense
     (included in hotel operating expenses) ...   $  104,317                   $  105,276
                                                  ==========                   ==========

Reconciliation of hotel operating expense:
Total operating expenses ......................   $  297,940                   $  301,405
   Taxes, insurance and lease expense .........      (33,554)                     (33,697)
   Corporate expenses .........................       (3,737)                      (3,970)
   Depreciation ...............................      (36,658)                     (38,204)
                                                  ----------                   ----------
Hotel operating expenses ......................   $  223,991                   $  225,534
                                                  ==========                   ==========







                                                                SIX MONTHS ENDED JUNE 30,
                                                    ---------------------------------------------------
                                                             2003                        2002
                                                    -----------------------    ------------------------
Hotel departmental expenses:
   Room .......................................     $  129,596         29.4%   $  130,468          29.7%
   Food and beverage ..........................         79,847         18.1        81,875          18.6
   Other operating departments ................         15,428          3.5        15,165           3.5

Other property related costs:
   Administrative and general .................         60,185         13.6        62,465          14.2
   Marketing and advertising ..................         55,474         12.6        53,231          12.1
   Repairs and maintenance ....................         35,265          8.0        33,807           7.7
   Energy .....................................         32,055          7.3        28,998           6.6
                                                    ----------   ----------    ----------    ----------
     Total other property related costs .......        182,979         41.5       178,501          40.6
Management and franchise fees .................         32,893          7.5        33,605           7.6
                                                    ----------   ----------    ----------    ----------
Hotel operating expenses ......................     $  440,743        100.0%   $  439,614         100.0%
                                                    ==========   ==========    ==========    ==========

Supplemental information:

Compensation and benefits expense
     (included in hotel operating expenses) ...     $  207,104                 $  205,629
                                                    ==========                 ==========

Reconciliation of hotel operating expense:
Total operating expenses ......................     $  586,538                 $  592,324
   Taxes, insurance and lease expense .........        (65,979)                   (68,172)
   Corporate expenses .........................         (7,160)                    (7,716)
   Depreciation ...............................        (72,656)                   (76,822)
                                                    ----------                 ----------
Hotel operating expenses ......................     $  440,743                 $  439,614
                                                    ==========                 ==========

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------


                                  DEBT SUMMARY
                             (DOLLARS IN THOUSANDS)

Debt Outstanding

                                          Encumbered         Interest Rate At         Maturity
                                            Hotels             June 30, 2003            Date               Balance
                                          ----------         ----------------        -----------         ----------
Unsecured line of credit                     none                4.55%                 Oct. 2004         $       --
Promissory note                              none                3.34                  June 2016                650
Senior unsecured term notes                  none                4.50(a)               Oct. 2004            174,824
Senior unsecured term notes                  none                5.37(b)               Oct. 2007             75,000
Senior unsecured term notes                  none                7.63                  Oct. 2007             49,567
Senior unsecured term notes                  none               10.00                 Sept. 2008            596,530
Senior unsecured term notes                  none                9.00                  June 2011            298,032
                                                                 ----                                    ----------
   Total unsecured debt                                          8.52                                     1,194,603
                                                                 ----                                    ----------
Mortgage debt                              15 hotels             7.24                  Nov. 2007            133,243
Mortgage debt                               7 hotels             7.54                 April 2009             93,382
Mortgage debt                               6 hotels             7.55                  June 2009             70,265
Mortgage debt                               8 hotels             8.70                   May 2010            179,321
Mortgage debt                               7 hotels             8.73                   May 2010            139,280
Mortgage debt                               4 hotels             7.20                  2005-2008             41,147
Mortgage debt                              10 hotels             3.93                 April 2006            149,729
Mortgage debt                               8 hotels             7.48                 April 2011             50,696
Other                                       1 hotel              9.08                August 2011              6,801
                                           ---------             ----                                    ----------
   Total secured debt                      66 hotels             7.24                                       863,864
                                           =========             ----                                    ----------
     Total                                                       7.98%                                   $2,058,467
                                                                                                         ==========




(a) Represents fixed to floating interest rate swaps at six month LIBOR plus 320 basis points.

(b) Represents fixed to floating interest rate swaps at six month LIBOR plus 407 basis points.

Our fixed to floating interest rate swaps reduced interest expense for the quarter by $1.7 million.

Fixed interest rate debt to total debt                                 80.6%
Weighted average maturity of debt                                  5.8 years
Secured debt to total assets                                           22.0%

At June 30, 2003, future scheduled debt principal payments are as follows (in thousands):

                                  Secured             Unsecured
Year                               Debt                  Debt               Total
----                           ------------          ------------        ------------
2003                           $      9,204          $         --        $      9,204
2004                                 17,876               175,000             192,876
2005                                 39,521                    --              39,521
2006                                156,095(a)                 --             156,095
2007                                134,123               125,000             259,123
2008 and thereafter                 505,282               900,650           1,405,932
Premium/(discount)                    1,763                (6,047)             (4,284)
                               ------------          ------------        ------------
Total debt                     $    863,864          $  1,194,603        $  2,058,467
                               ============          ============        ============



(a) Included is a $150 million non-recourse mortgage loan maturing in 2006, with two, one-year extension options.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------

                            DEBT SUMMARY (CONTINUED)

         At June 30, 2003, we had unconsolidated 50 percent investments in ventures that owned an aggregate of 21 hotels. These ventures had approximately $215 million of non-recourse mortgage debt, all of which is secured by hotel assets. Additionally, one joint venture had a full recourse loan for a residential condominium development. Our pro rata share of this recourse loan was $15.3 million at June 30, 2003.

Financing transactions in 2003:

         In June 2003, we entered into a new secured debt facility with JPMorgan Chase Bank for up to $200 million. The non-recourse facility has an initial term of 18 months that can be extended for an additional six months at FelCor's option, and carries a floating interest rate of LIBOR plus 2.25 to 2.75 percent. The outstanding balances on the loan facility are expected to be converted into 10-year fixed rate commercial mortgage backed securities loans through JPMorgan Chase Bank.

         In June 2003, we also reduced our unsecured line of credit commitments to $50 million, and amended covenant levels.

         In May 2003, we prepaid a $7 million non-recourse mortgage loan maturing in 2005. We recognized a gain of $0.3 million associated with the charge-off of unamortized premium on this loan.

         In April 2003, we closed on a $150 million non-recourse loan at a floating interest rate of LIBOR plus 250 basis points, secured by 10 of our hotels and maturing in May 2006, with two, one-year extension options. The proceeds of the debt were used to pay off the outstanding balance on our line of credit.

         In the first quarter of 2003, we refinanced $16 million of secured debt that was to mature in the fourth quarter of 2003. The loan was refinanced by the existing lender, effective August 2003, for a five-year period at a floating interest rate of LIBOR plus 285 basis points with no required amortization. Another secured loan, maturing in 2003, in the amount of $6 million, was prepaid in the first quarter of 2003. In conjunction with this $6 million early retirement of debt, we recognized a $1 million gain related to the unamortized premium on this debt.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------

                                 PORTFOLIO DATA
                   (175 CONSOLIDATED HOTELS, SAME STORE BASIS)

                             PORTFOLIO DISTRIBUTION

Brand                                         Hotels          Rooms         % of Total Rooms       % of 2002 EBITDA
-----                                         ------          -----         ----------------       ----------------
Embassy Suites                                   59          14,842               31%                     46%
Holiday Inn(R)-branded                           53          16,017               34                      24
Crowne Plaza(R)                                  18           5,963               13                       9
Sheraton(R)-branded                              10           3,269                7                       7
Doubletree(R)-branded                            13           2,675                6                       6
Other                                            22           4,844                9                       7


Top Markets                                   Hotels          Rooms         % of Total Rooms       % of 2002 EBITDA
-----------                                   ------          -----         ----------------       ----------------
Atlanta                                          12           3,514                7%                      8%
Dallas                                           18           5,477               12                       8
San Francisco Bay Area                            9           3,255                7                       5
Orlando                                           6           2,220                5                       4
Houston                                           9           2,262                5                       4
New Orleans                                       2             746                2                       3
Philadelphia                                      3           1,174                2                       3
Phoenix                                           5           1,245                3                       3
Minneapolis                                       4             955                2                       3
Chicago                                           4           1,239                3                       3


Top Four States                               Hotels          Rooms         % of Total Rooms       % of 2002 EBITDA
---------------                               ------          -----         ----------------       ----------------
California                                       19           6,023               13%                     14%
Texas                                            41          11,136               23                      17
Florida                                          16           5,346               11                      10
Georgia                                          14           3,868                8                       9


Location                                      Hotels          Rooms         % of Total Rooms       % of 2002 EBITDA
--------                                      ------          -----         ----------------       ----------------
Suburban                                         81          20,035               42%                     40%
Urban                                            35          11,252               24                      26
Airport                                          32           9,573               20                      22
Highway                                          15           3,072                6                       3
Resort                                           12           3,678                8                       9


Segment                                       Hotels          Rooms         % of Total Rooms       % of 2002 EBITDA
-------                                       ------          -----         ----------------       ----------------
Upscale all-suite                                77          18,357               39%                     53%
Full service                                     55          17,086               36                      26
Upscale                                          30          10,087               21                      19
Limited service                                  13           2,080                4                       2


                                              Hotels          Rooms         % of Total Rooms       % of 2002 EBITDA
                                              ------          -----         ----------------       ----------------
Potential Sale Candidates                        31           6,198               13%                      6%

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------


                     DETAILED OPERATING STATISTICS BY BRAND



                                                                        Occupancy (%)
                                   --------------------------------------------------------------------------------------
                                          Three Months Ended June 30,                   Six Months Ended June 30,
                                   ----------------------------------------      ----------------------------------------
                                      2003           2002        % Variance         2003            2002       % Variance
                                   ----------     ----------     ----------      ----------     ----------     ----------
Embassy Suites hotels                    69.4           70.1           (0.9)           68.1           68.3           (0.3)
Holiday Inn-branded hotels               63.9           66.0           (3.2)           61.1           62.6           (2.5)
Crowne Plaza hotels                      58.4           63.2           (7.6)           56.9           60.0           (5.2)
Doubletree-branded hotels                69.5           70.2           (0.9)           67.2           65.3            2.9
Sheraton-branded hotels                  60.3           61.5           (2.0)           59.6           59.0            1.0
Other hotels                             53.5           57.0           (6.3)           52.4           56.8           (7.8)
     Total hotels                        64.0           65.9           (3.0)           62.1           63.4           (2.0)





                                                                            ADR ($)
                                 ------------------------------------------------------------------------------------------------
                                         Three Months Ended June 30,                          Six Months Ended June 30,
                                 --------------------------------------------        --------------------------------------------
                                    2003             2002          % Variance           2003             2002          % Variance
                                 ----------       ----------       ----------        ----------       ----------       ----------
Embassy Suites hotels                114.89           119.52             (3.9)           116.98           122.12             (4.2)
Holiday Inn-branded hotels            77.68            82.41             (5.7)            77.48            81.45             (4.9)
Crowne Plaza hotels                   90.79            97.92             (7.3)            90.09            96.09             (6.2)
Doubletree-branded hotels            100.11           102.00             (1.9)           100.40           103.49             (3.0)
Sheraton-branded hotels               94.26           103.61             (9.0)            96.30           104.22             (7.6)
Other hotels                          79.08            82.30             (3.9)            80.68            83.62             (3.5)
     Total hotels                     94.34            99.08             (4.8)            95.33            99.77             (4.4)





                                                                            RevPAR ($)
                                 ------------------------------------------------------------------------------------------------
                                         Three Months Ended June 30,                           Six Months Ended June 30,
                                 --------------------------------------------        --------------------------------------------
                                    2003             2002          % Variance           2003             2002          % Variance
                                 ----------       ----------       ----------        ----------       ----------       ----------
Embassy Suites hotels                 79.78            83.73             (4.7)            79.64            83.40             (4.5)
Holiday Inn-branded hotels            49.66            54.40             (8.7)            47.32            51.03             (7.3)
Crowne Plaza hotels                   52.98            61.87            (14.4)            51.26            57.66            (11.1)
Doubletree-branded hotels             69.61            71.58             (2.8)            67.45            67.58             (0.2)
Sheraton-branded hotels               56.82            63.75            (10.9)            57.40            61.49             (6.7)
Other hotels                          42.28            46.94             (9.9)            42.24            47.51            (11.1)
     Total hotels                     60.33            65.33             (7.6)            59.19            63.24             (6.4)

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------

             DETAILED OPERATING STATISTICS FOR FELCOR'S TOP MARKETS



                                                                       Occupancy (%)
                             ------------------------------------------------------------------------------------------------
                                     Three Months Ended June 30,                          Six Months Ended June 30,
                             --------------------------------------------        --------------------------------------------
                                2003             2002          % Variance           2003             2002          % Variance
                             ----------       ----------       ----------        ----------       ----------       ----------
Atlanta                            63.7             67.4             (5.5)             65.0             68.2             (4.6)
Dallas                             46.1             50.9             (9.3)             45.8             51.2            (10.5)
San Francisco Bay Area             64.8             68.1             (4.8)             62.3             63.2             (1.4)
Orlando                            74.4             71.1              4.6              70.1             70.3             (0.4)
Houston                            64.2             66.1             (2.9)             64.1             67.7             (5.3)
New Orleans                        73.0             73.7             (0.9)             67.6             73.6             (8.1)
Philadelphia                       67.0             71.8             (6.6)             59.8             62.8             (4.8)
Phoenix                            67.6             62.5              8.2              74.1             66.0             12.2
Minneapolis                        64.1             67.6             (5.1)             61.9             63.4             (2.4)
Chicago                            72.4             69.7              3.9              65.4             61.5              6.4



                                                                          ADR ($)
                             ------------------------------------------------------------------------------------------------
                                      Three Months Ended June 30,                         Six Months Ended June 30,
                             --------------------------------------------        --------------------------------------------
                                2003             2002          % Variance           2003             2002          % Variance
                             ----------       ----------       ----------        ----------       ----------       ----------
Atlanta                           84.00            90.02             (6.7)            86.73            92.42             (6.2)
Dallas                            81.65            86.93             (6.1)            83.69            89.33             (6.3)
San Francisco Bay Area           108.26           122.28            (11.5)           108.33           120.88            (10.4)
Orlando                           73.96            79.08             (6.5)            78.40            84.25             (6.9)
Houston                           72.40            75.43             (4.0)            72.97            75.35             (3.2)
New Orleans                      130.99           132.51             (1.1)           142.51           148.68             (4.2)
Philadelphia                     109.51           127.84            (14.3)           105.12           120.47            (12.7)
Phoenix                           88.47            99.22            (10.8)           104.78           115.09             (9.0)
Minneapolis                      123.53           125.70             (1.7)           121.77           123.86             (1.7)
Chicago                          113.98           125.85             (9.4)           108.36           120.06             (9.7)



                                                                         RevPAR ($)
                             ------------------------------------------------------------------------------------------------
                                     Three Months Ended June 30,                          Six Months Ended June 30,
                             --------------------------------------------        --------------------------------------------
                                2003             2002          % Variance           2003             2002          % Variance
                             ----------       ----------       ----------        ----------       ----------       ----------
Atlanta                           53.52            60.67            (11.8)            56.40            63.00            (10.5)
Dallas                            37.68            44.20            (14.8)            38.37            45.76            (16.2)
San Francisco Bay Area            70.17            83.25            (15.7)            67.53            76.38            (11.6)
Orlando                           55.01            56.25             (2.2)            54.94            59.26             (7.3)
Houston                           46.49            49.86             (6.8)            46.78            51.00             (8.3)
New Orleans                       95.61            97.61             (2.1)            96.36           109.39            (11.9)
Philadelphia                      73.36            91.73            (20.0)            62.91            75.71            (16.9)
Phoenix                           59.82            61.98             (3.5)            77.61            75.98              2.2
Minneapolis                       79.21            84.92             (6.7)            75.34            78.50             (4.0)
Chicago                           82.57            87.76             (5.9)            70.89            73.83             (4.0)

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------

                          OTHER PERFORMANCE STATISTICS


VARIANCE TO PRIOR YEAR

                                 Occupancy             ADR             RevPAR
                                 % Variance        % Variance        % Variance
                                 ----------        ----------        ----------
First Quarter 2001                     (1.7)              3.6               1.8

Second Quarter 2001                    (7.2)             (0.2)             (7.4)

Third Quarter 2001                    (13.4)             (4.8)            (17.5)

Fourth Quarter 2001                   (15.2)             (9.5)            (23.3)

    Year 2001                          (9.3)             (2.4)            (11.5)

First Quarter 2002                    (11.2)             (7.8)            (18.2)

Second Quarter 2002                    (5.1)             (6.3)            (11.1)

Third Quarter 2002                      2.4              (4.8)             (2.4)

Fourth Quarter 2002                     4.4              (1.3)              3.1

    Year 2002                          (2.8)             (5.5)             (8.1)

January                                 0.3              (3.8)             (3.6)
February                               (1.4)             (4.4)             (5.8)
March(a)                               (2.2)             (4.0)             (6.1)

First Quarter 2003                     (1.2)             (4.1)             (5.3)

April(a)                               (6.9)             (4.3)            (10.9)
May                                    (2.2)             (5.0)             (7.1)
June                                   (0.3)             (4.8)             (5.2)

Second Quarter 2003                    (3.0)             (4.8)             (7.6)

First 29 days of July 2003              2.3              (3.0)             (0.8)

(a) Includes the lack of comparability due to the occurrence of Easter in April 2003, as compared to March in 2002.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------

                           HOTEL PORTFOLIO INFORMATION



PRO RATA SHARE OF ROOMS OWNED

                                                          Room Count
                                            Hotels     at June 30, 2003
                                            ------     ----------------
Total hotels                                   181              48,546
                                                          ------------
   50% joint ventures                           29              (3,134)
   60% joint ventures                            2                (390)
   90% joint ventures                            6                (148)
   97% joint venture                             1                 (10)
                                                          ------------
Total joint venture owned rooms                                 (3,682)
                                                          ------------
Pro rata share of rooms owned                                   44,864
                                                          ============



CAPITAL EXPENDITURES (DOLLARS IN THOUSANDS)

                                                   Three Months            Six Months
                                                      Ended                   Ended                Year Ended
                                                  June 30, 2003           June 30, 2003         December 31, 2002
                                                 ----------------        ----------------       -----------------
Consolidated hotels:
   Improvements and additions to hotels          $         17,240        $         42,006        $         62,518
   % of total revenue                                         5.3%                    6.6%                    4.7%

Unconsolidated hotels (pro rata share):
   Improvements and additions to hotels(a)       $          4,283        $          6,662        $          8,580
   % of total revenue                                        19.7%                   15.4%                   10.5%

         (a) Excludes $12.1 and $19.0 million of capital expenditures during the three and six months ended June 30, 2003, respectively, incurred by our joint venture for construction of a residential condominium project. The funds for this project are funded by secured debt.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------

                           HOTEL PORTFOLIO INFORMATION

POTENTIAL SALE CANDIDATES

In February 2003, FelCor announced its intention to sell 33 non-strategic hotels over the next 36 months. These hotels are generally smaller hotels in secondary and tertiary markets, and certain hotels in Texas and, specifically, Dallas. Through June 30, 2003, FelCor has sold two of these hotels. Of the remaining 31 non-strategic hotels, InterContinental Hotels Group (IHG) manages 24 (principally Holiday Inn hotels), Hilton manages six, and one is managed by an independent company.

FelCor has announced the selected brokers to market certain of these hotels. A detailed description of these hotels and listing of brokers can be found on FelCor's Web site at www.felcor.com on the "Hotels" page.

For the hotels managed by IHG, FelCor is required to reinvest the proceeds from such sales in IHG-branded hotels (i.e., InterContinental(R), Holiday Inn-branded, Crowne Plaza, or Staybridge Suites(R) hotels) under its pooled management agreement.

Operating statistics for FelCor's Consolidated Portfolio:

                                                Three Months Ended June 30,                   Six Months Ended June 30,
                                          ----------------------------------------      ----------------------------------------
                                             2003           2002        % Variance         2003           2002        % Variance
                                          ----------     ----------     ----------      ----------     ----------     ----------
Consolidated (175 hotels)
Occupancy (%)                                   64.0           65.9           (3.0)           62.1           63.4           (2.0)
ADR ($)                                        94.34          99.08           (4.8)          95.33          99.77           (4.4)
RevPAR ($)                                     60.33          65.33           (7.6)          59.19          63.24           (6.4)

Potential Sale Candidates (31 hotels)
Occupancy (%)                                   54.5           56.0           (2.8)           52.6           54.0           (2.6)
ADR ($)                                        72.63          73.36           (1.0)          74.43          74.99           (0.7)
RevPAR ($)                                     39.55          41.10           (3.8)          39.14          40.47           (3.3)

Core Hotels (144 hotels)
Occupancy (%)                                   65.4           67.4           (3.0)           63.5           64.8           (2.0)
ADR ($)                                        97.04         102.28           (5.1)          97.92         102.86           (4.8)
RevPAR ($)                                     63.44          68.95           (8.0)          62.20          66.64           (6.7)

PORTFOLIO CHANGES IN 2003

o Dispositions - FelCor has sold three hotels and a parking garage in 2003, at a blended cap rate of 5.9% using the 12 months trailing income.

    o In the second quarter of 2003, FelCor sold two Hampton Inn(R) hotels (one in Davenport, IA and one in Moline, IL) for net proceeds of $6.4 million. This resulted in a realized loss of $0.5 million, which is included in discontinued operations on the Statement of Operations.

    o In the second quarter of 2003, FelCor sold a parking garage in San Francisco for net proceeds of $5.7 million. This resulted in a realized gain of $0.2 million.

    o In the third quarter of 2003, FelCor sold the Doubletree Guest Suites in Nashville, TN, for net proceeds of $3.0 million.

o In March, FelCor converted an independent, all-suite hotel in Dallas to a Staybridge Suites hotel.

o In April, FelCor completed the conversion of the 385-room Hilton Myrtle Beach Resort(R), following a $15 million renovation of the former Wyndham(R)-affiliated property.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------

                           HOTEL PORTFOLIO INFORMATION


PORTFOLIO CHANGES IN 2002

o   Hotel Dispositions:

    o In the third quarter of 2002, FelCor sold its 71-room Holiday Inn in Colby, Kansas, for net cash proceeds of $1.7 million.

    o In the third quarter of 2002, FelCor sold four Holiday Inn-branded hotels and one Hampton Inn hotel in Kansas to a new joint venture, and received as consideration $4.4 million in cash, a preferred right to receive $6 million, and a 50 percent common equity interest in the venture.

    o In the second quarter of 2002, FelCor sold the 183-room Doubletree Guest Suites in Boca Raton, Florida, for net proceeds of $6.5 million.

o   Hotel Acquisitions:

    o Purchased the 208-room SouthPark Suites(R) in Charlotte, North Carolina, in July 2002. This hotel was converted to a Doubletree Guest Suites hotel in October 2002.

    o Purchased the 385-room Wyndham Myrtle Beach Resort and the Acadian Shores Golf Club in Myrtle Beach, South Carolina, in July 2002.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------

                             HOTEL PORTFOLIO LISTING


                                                   State           Rooms   % Owned (a)          Brand
                                                   -----           -----   -----------  -----------------------
CONSOLIDATED CONTINUING OPERATIONS

CORE HOTELS

Birmingham                                           AL             242                 Embassy Suites
Montgomery (East I-85)                               AL             213                 Holiday Inn
Phoenix (Camelback)                                  AZ             232                 Embassy Suites
Phoenix (Crescent)                                   AZ             342                 Sheraton
Scottsdale (Downtown)                                AZ             218        50%      Fairfield Inn(R)
Tempe (ASU)                                          AZ             224                 Embassy Suites
Anaheim (Disney Area)                                CA             222                 Embassy Suites
Burlingame (SF-Airport South)                        CA             340                 Embassy Suites
Covina (I-10)                                        CA             259        50%      Embassy Suites
Dana Point - Doheny Beach                            CA             195                 Doubletree Guest Suites
El Segundo (LAX-Airport South)                       CA             349        97%      Embassy Suites
Irvine (Orange County Airport)                       CA             335                 Crowne Plaza
Milpitas                                             CA             266                 Embassy Suites
Milpitas (San Jose-North)                            CA             305                 Crowne Plaza
Napa                                                 CA             205                 Embassy Suites
Oxnard (Mandalay Beach Resort)                       CA             248                 Embassy Suites
Palm Desert                                          CA             198                 Embassy Suites
Pleasanton                                           CA             244                 Crowne Plaza
Santa Barbara                                        CA             160                 Holiday Inn
San Diego (On the Bay)                               CA             600                 Holiday Inn
San Francisco (Financial District)                   CA             565                 Holiday Inn
San Francisco (Fisherman's Wharf)                    CA             585                 Holiday Inn
San Francisco (SF-Airport North)                     CA             312                 Embassy Suites
San Francisco (Union Square)                         CA             403                 Crowne Plaza
San Rafael (Marin County)                            CA             235        50%      Embassy Suites
Aurora (Denver-Southeast)                            CO             248        90%      Doubletree
Hartford (Downtown)                                  CT             350                 Crowne Plaza
Stamford                                             CT             383                 Holiday Inn Select(R)
Wilmington                                           DE             244        90%      Doubletree
Boca Raton                                           FL             263                 Embassy Suites
Cocoa Beach (Oceanfront Resort)                      FL             500                 Holiday Inn
Deerfield Beach                                      FL             244                 Embassy Suites
Ft. Lauderdale                                       FL             358                 Embassy Suites
Ft. Lauderdale (Cypress Creek)                       FL             253                 Sheraton Suites
Jacksonville                                         FL             277                 Embassy Suites
Kissimmee (Nikki Bird Resort)                        FL             530                 Holiday Inn
Miami (Airport)                                      FL             304                 Crowne Plaza
Miami (Airport)                                      FL             316                 Embassy Suites
Lake Buena Vista (Walt Disney World)                 FL             229                 Doubletree Guest Suites
Orlando (Airport)                                    FL             288                 Holiday Inn Select

  (a) 100% of real estate interests are owned by FelCor unless otherwise noted.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------

                             HOTEL PORTFOLIO LISTING

                                                   State           Rooms   % Owned (a)          Brand
                                                   -----           -----   -----------  -----------------------
Orlando (International Drive Resort)                 FL             652                 Holiday Inn
Orlando (North)                                      FL             277                 Embassy Suites
Orlando (South)                                      FL             244                 Embassy Suites
Tampa (Near Busch Gardens)                           FL             408                 Holiday Inn
Tampa (Rocky Point)                                  FL             203                 Doubletree Guest Suites
Atlanta (Airport)                                    GA             378                 Crowne Plaza
Atlanta (Airport)                                    GA             233                 Embassy Suites
Atlanta (Airport-Gateway)                            GA             395                 Sheraton
Atlanta (Airport-North)                              GA             493                 Holiday Inn
Atlanta (Buckhead)                                   GA             317                 Embassy Suites
Atlanta (Downtown)                                   GA             211        50%      Courtyard by Marriott(R)
Atlanta (Downtown)                                   GA             242        50%      Fairfield Inn
Atlanta (Galleria)                                   GA             278                 Sheraton Suites
Atlanta (Jonesboro South)                            GA             180                 Holiday Inn
Atlanta (Perimeter Center)                           GA             241        50%      Embassy Suites
Atlanta (Perimeter-Dunwoody)                         GA             250                 Holiday Inn Select
Atlanta (Powers Ferry)                               GA             296                 Crowne Plaza
Brunswick                                            GA             130                 Embassy Suites
Columbus (Airport-North)                             GA             224                 Holiday Inn
Chicago (Allerton)                                   IL             443                 Crowne Plaza
Chicago (Lombard)                                    IL             262        50%      Embassy Suites
Chicago (O'Hare)                                     IL             297                 Sheraton Suites
Deerfield                                            IL             237                 Embassy Suites
Indianapolis (North)                                 IN             221        50%      Embassy Suites
Overland Park                                        KS             199        50%      Embassy Suites
Lexington                                            KY             174                 Hilton Suites(R)
Lexington                                            KY             155                 Sheraton Suites
Baton Rouge                                          LA             223                 Embassy Suites
New Orleans                                          LA             372                 Embassy Suites
New Orleans (French Quarter)                         LA             374                 Holiday Inn
Boston (Government Center)                           MA             303                 Holiday Inn Select
Boston (Marlborough)                                 MA             229                 Embassy Suites
Baltimore (BWI Airport)                              MD             251        90%      Embassy Suites
Troy                                                 MI             251        90%      Embassy Suites
Bloomington                                          MN             219                 Embassy Suites
Minneapolis (Airport)                                MN             310                 Embassy Suites
Minneapolis (Downtown)                               MN             216                 Embassy Suites
St. Paul                                             MN             210                 Embassy Suites
Kansas City (Country Club Plaza)                     MO             266        50%      Embassy Suites
Kansas City (Northeast)                              MO             165                 Holiday Inn
St. Louis (Downtown)                                 MO             297                 Embassy Suites
St. Louis (Westport)                                 MO             316                 Holiday Inn
Olive Branch (Whispering Woods Hotel and             MS             181                 Independent
     Conference Center)
Charlotte                                            NC             274        50%      Embassy Suites
Charlotte (SouthPark)                                NC             208                 Doubletree Guest Suites
Raleigh                                              NC             225        50%      Embassy Suites

  (a) 100% of real estate interests are owned by FelCor unless otherwise noted.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------

                             HOTEL PORTFOLIO LISTING

                                                   State           Rooms   % Owned (a)         Brand
                                                   -----           -----   -----------  -----------------------
Raleigh                                              NC             203                 Doubletree Guest Suites
Omaha (Central)                                      NE             131                 Hampton Inn
Omaha (I-80)                                         NE             383                 Holiday Inn
Omaha (Old Mill Northwest)                           NE             223                 Crowne Plaza
Omaha (Southwest)                                    NE             108                 Homewood Suites
Parsippany                                           NJ             274        50%      Embassy Suites
Piscataway                                           NJ             224                 Embassy Suites
Secaucus (Meadowlands)                               NJ             304                 Crowne Plaza
Secaucus (Meadowlands)                               NJ             261        50%      Embassy Suites
Albuquerque (Mountain View)                          NM             360                 Holiday Inn
Cleveland                                            OH             268                 Embassy Suites
Tulsa                                                OK             244                 Embassy Suites
Philadelphia (Center City)                           PA             445                 Crowne Plaza
Philadelphia (Historic District)                     PA             364                 Holiday Inn
Philadelphia (Society Hill)                          PA             365                 Sheraton
Pittsburgh                                           PA             251                 Holiday Inn Select
Charleston (Mills House)                             SC             214                 Holiday Inn
Myrtle Beach (Kingston Plantation)                   SC             255                 Embassy Suites
Myrtle Beach                                         SC             385                 Hilton(R)
Knoxville (Central)                                  TN             240                 Holiday Inn
Nashville                                            TN             296                 Embassy Suites
Nashville (Opryland/Airport)                         TN             382                 Holiday Inn Select
Austin (Airport-North)                               TX             260        50%      Embassy Suites
Austin (Downtown)                                    TX             189        90%      Doubletree Guest Suites
Austin (Town Lake)                                   TX             320                 Holiday Inn
Corpus Christi                                       TX             150                 Embassy Suites
Dallas (Alpha Road)                                  TX             114                 Staybridge Suites
Dallas (Campbell Centre)                             TX             300        90%      Doubletree
Dallas (DFW Airport-North - Irving)                  TX             506                 Harvey(R) Hotel
Dallas (DFW Airport-North - Irving)                  TX             164                 Harvey Suites(R)
Dallas (DFW Airport-South - Irving)                  TX             305                 Embassy Suites
Dallas (Downtown-West End)                           TX             309                 Hampton Inn
Dallas (Love Field)                                  TX             248                 Embassy Suites
Dallas (Market Center)                               TX             354                 Crowne Plaza
Dallas (Market Center)                               TX             244                 Embassy Suites
Dallas (Park Central)                                TX             295                 Crowne Plaza Suites(R)
Dallas (Park Central)                                TX             279                 Embassy Suites
Dallas (Park Central)                                TX             438        60%      Sheraton
Dallas (Park Central)                                TX             536        60%      Westin
Dallas (Regal Row)                                   TX             204        50%      Fairfield Inn
Houston (I-10 East)                                  TX             160        50%      Fairfield Inn
Houston (I-10 East)                                  TX              90        50%      Hampton Inn
Houston (I-10 West)                                  TX             349                 Holiday Inn Select
Houston (International Airport)                      TX             415                 Holiday Inn
Houston (Medical Center)                             TX             293                 Crowne Plaza
Houston (Medical Center)                             TX             284                 Holiday Inn & Suites
Houston (Near Gateway Plaza)                         TX             355                 Holiday Inn Select

  (a) 100% of real estate interests are owned by FelCor unless otherwise noted.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------

                             HOTEL PORTFOLIO LISTING

                                                    State          Rooms   % Owned (a)             Brand
                                                    -----          -----   -----------  -------------------------------
Houston (Near the Galleria)                          TX             209        50%      Courtyard by Marriott
Houston (Near the Galleria)                          TX             107        50%      Fairfield Inn
San Antonio (Airport)                                TX             261        50%      Embassy Suites
San Antonio (Downtown)                               TX             315                 Holiday Inn
San Antonio (International Airport)                  TX             397                 Holiday Inn Select
San Antonio (Northwest)                              TX             216        50%      Embassy Suites
Salt Lake City (Airport)                             UT             191                 Holiday Inn
Vienna (Tysons Corner)                               VA             437        50%      Sheraton Premiere
Burlington                                           VT             309                 Sheraton

Canada
Toronto (Airport)                                    Ontario        445                 Holiday Inn Select
Toronto (Yorkdale)                                   Ontario        370                 Holiday Inn

NON-STRATEGIC HOTELS

Texarkana (I-30)                                     AR             210                 Holiday Inn
Flagstaff                                            AZ             119                 Embassy Suites
Phoenix (Airport - 44th St)                          AZ             229                 Embassy Suites
Avon (Beaver Creek Resort)                           CO              72                 Independent
Moline (Airport)                                     IL             216                 Holiday Inn
Moline (Airport)                                     IL             110                 Holiday Inn Express
Davenport                                            IA             279                 Holiday Inn
Jackson (Downtown)                                   MS             354                 Crowne Plaza
Jackson (North)                                      MS             222                 Holiday Inn & Suites(R)
Omaha                                                NE             187                 Doubletree Guest Suites
Omaha (Southwest)                                    NE             131                 Hampton Inn
Omaha (Southwest)                                    NE              78                 Holiday Inn Express & Suites(R)
Syracuse                                             NY             215                 Embassy Suites
Columbus                                             OH             194                 Doubletree Guest Suites
Dayton                                               OH             137                 Doubletree Guest Suites
Greenville (Roper)                                   SC             208                 Crowne Plaza
Nashville (Airport)(b)                               TN             138                 Doubletree Guest Suites
Addison (North Dallas)                               TX             429                 Crowne Plaza
Amarillo (I-40)                                      TX             248                 Holiday Inn
Beaumont (Midtown I-10)                              TX             190                 Holiday Inn
Dallas (Park Central)                                TX             313                 Harvey Hotel
Midland (Country Villa)                              TX             250                 Holiday Inn
Odessa (Centre)                                      TX             186                 Holiday Inn Express & Suites
Odessa (Parkway Blvd)                                TX             245                 Holiday Inn & Suites
Plano                                                TX             279                 Harvey Hotel
Plano                                                TX             160                 Holiday Inn
Waco (I-35)                                          TX             170                 Holiday Inn

Canada
Cambridge                                            Ontario        143                 Holiday Inn
Kitchener (Waterloo)                                 Ontario        182                 Holiday Inn
Peterborough (Waterfront)                            Ontario        153                 Holiday Inn
Sarnia                                               Ontario        151                 Holiday Inn

  (a) 100% of real estate interests are owned by FelCor unless otherwise noted.

  (b) This hotel was sold in July 2003, and is treated as discontinued operations for financial statement presentation.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2003
--------------------------------------------------------------------------------

                             HOTEL PORTFOLIO LISTING

                                    State          Rooms         % Owned          Brand
                                  ----------     ----------     ----------      ----------
UNCONSOLIDATED OPERATIONS
Great Bend                                KS            172             50%     Holiday Inn
Hays                                      KS            117             50%     Hampton Inn
Hays                                      KS            191             50%     Holiday Inn
Salina                                    KS            192             50%     Holiday Inn
Salina (I-70)                             KS             93             50%     Holiday Inn Express & Suites
New Orleans (Chateau LeMoyne)             LA            171             50%     Holiday Inn